                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 2, 2006 (May 1, 2006)
                                                 -------------------------------

                              Bob Evans Farms, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                             0-1667            31-4421866
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(State or Other Jurisdiction               (Commission        (IRS Employer
      of Incorporation)                    File Number)      Identification No.)

3776 South High Street, Columbus, Ohio                               43207
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(Address of principal executive offices)                           (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On May 2, 2006, Bob Evans Farms, Inc. (the "Company") issued a news release announcing the appointment of Steven A. Davis as the Chief Executive Officer of the Company and as a member of the Company's Board of Directors (the "Board"), effective May 1, 2006. A copy of this news release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         In connection with Mr. Davis' appointment as Chief Executive Officer, the Company and Mr. Davis entered into an Employment Agreement, effective May 1, 2006, setting forth the terms of Mr. Davis' employment (the "Employment Agreement"). The following summary of the material terms and conditions of the Employment Agreement is not complete and is qualified in its entirety by reference to the complete Employment Agreement attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

         Term

         The Employment Agreement has an initial term of three (3) years commencing May 1, 2006, and ending April 30, 2009. The Employment Agreement will automatically renew for successive one-year terms unless either the Company or Mr. Davis provides the other with written notice of non-renewal at least sixty
(60) days prior to the expiration of any term.

         Compensation

         In order to recompense Mr. Davis for his compensation, bonus and equity lost or forfeited in connection with his previous employment and to further induce Mr. Davis to join the Company, the Employment Agreement provides that Mr. Davis will receive a grant of 10,000 shares of the Company's common stock and a grant of 20,166 shares of restricted stock of the Company. The restricted stock will vest over three (3) years commencing June 13, 2007, in equal amounts of 6,722 shares per year. The Employment Agreement states that both grants must be made within forty-five (45) days after Mr. Davis commences employment with the Company. The number of shares subject to these grants was calculated using an assumed price of the Company's stock of $30.00 per share, and the Employment Agreement provides that the number of shares actually granted will be adjusted to reflect the actual price of the Company's common stock on the grant date (whether higher or lower than $30.00 per share).

         As compensation for his services to the Company, the Employment Agreement provides that Mr. Davis will receive a base salary of $650,000 per year. Mr. Davis' base salary may be increased, but may not be decreased, in the sole discretion of the Compensation Committee of the Board. Mr. Davis is also eligible to receive an annual cash bonus as may be determined in the sole discretion of the Compensation Committee of the Board. Mr. Davis' target cash bonus for the 2007 fiscal year is 70% of his base salary ($455,000).

         In addition to his base salary and annual cash bonus, Mr. Davis is also eligible to participate in the Company's Performance Incentive Plan subject to the discretion of the Compensation Committee of the Board. For fiscal 2007, Mr. Davis' target incentive compensation ("Target Incentive Compensation") under the Performance Incentive Plan is 250% of his base salary ($1,625,000) payable in the form of stock options and restricted stock. Mr. Davis will automatically receive a grant of stock options with a value equal to 25% of his Target Incentive Compensation ($406,250) calculated using the closing price of the Company's common stock on the Nasdaq National Market on the grant date, the Black-Scholes valuation model and a discount based on vesting requirements. The remaining 75% of Mr. Davis' Target Incentive Compensation ($1,218,750) is at-risk and will be awarded in the form of restricted stock of the

Company only if the Company achieves certain objective performance goals to be established by the Compensation Committee of the Board at its June 2006 meeting. If the performance goals established by the Compensation Committee are exceeded, the at-risk portion of Mr. Davis' Target Incentive Compensation may be increased up to an additional 50% ($609,375).

         Mr. Davis will also be granted an option to purchase 18,000 shares of the Company's common stock. The stock option will be granted at the June 2006 meeting of the Compensation Committee and will have an exercise price equal to the closing price of the Company's common stock on the Nasdaq National Market on that date. The stock option will vest over three (3) years commencing June 13, 2007, in equal amounts of 6,000 shares per year.

         Benefits

         Mr. Davis is eligible to participate in any of the Company's health, disability, group term life insurance, pension, retirement, profit sharing and bonus plans, and any other perquisites and fringe benefits that may be extended from time to time to the Company's next most senior executive officer. Mr. Davis is eligible to participate in the Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Supplemental Executive Retirement Plan and the Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Executive Deferral Program in accordance with the terms of those plans. Mr. Davis is also entitled to equity-based compensation awards that may be extended from time to time at the level extended to the Company's next most senior executive officer, subject to the discretion of the Compensation Committee of the Board, the terms and conditions of the Company's equity-based compensation plans and award agreements, and the provisions of the Employment Agreement. Additionally, the Company will provide Mr. Davis with a minimum of four (4) weeks paid vacation and the use of an automobile or a monthly automobile allowance of $1,846.00 per month, subject to the discretion of the Compensation Committee.

         Relocation Expenses

         The Employment Agreement provides that Mr. Davis will be reimbursed for his relocation expenses in accordance with Company policy, including house-hunting trips, closing costs related to the purchase of a residence in the Columbus, Ohio area, moving expenses and temporary housing. The Company will also pay Mr. Davis $50,000 to cover unitemized miscellaneous relocation expenses. Additionally, the Company will, at Mr. Davis' option, purchase his residence in the Louisville, Kentucky, area for a price to be determined on the basis of independent appraisals of the home's fair market value.

         The Company will reimburse Mr. Davis up to $10,000 for legal fees he incurred in connection with the negotiation of the Employment Agreement.

         Confidentiality/Discoveries

         The Employment Agreement contains an agreement by Mr. Davis to maintain the confidentiality of the Company's confidential information and to assign to the Company the rights to any and all inventions, designs, improvements, discoveries and processes developed by Mr. Davis, alone or with others, during his employment with the Company. If Mr. Davis assists the Company with the protection of any intellectual property after the termination of his employment, he will be paid for his services at an hourly rate equal to 50% of his salary at the time his employment is terminated divided by 2,500.

         Non-Competition/Non-Solicitation

         During his employment, Mr. Davis may not, without the prior written consent of the Board, directly or indirectly, as an employee, employer, consultant, agent, principal, partner, shareholder, corporate officer, director, member, manager or through any other kind of ownership (other than ownership of securities of publicly held corporations of which Mr. Davis owns less than three percent (3%) of any class of outstanding securities), affiliation, association, or in any other representative or individual capacity, engage in or render any services to any business in North America engaged in the family or casual dining restaurant industry, or in any other segment of the restaurant industry in which the Company or any subsidiary of the Company may become involved prior to the termination of Mr. Davis' employment with the Company (the "Non-Competition Provisions").

         During Mr. Davis' employment and the two (2)-year period following the termination of his employment with the Company for any reason, Mr. Davis may not, for himself or for any third party, employ or hire any employee of the Company, or solicit, induce, recruit or cause any employee of the Company to terminate his/her employment for the purpose of joining, associating, or becoming employed with any other business or activity (except as otherwise agreed to in writing by the Board).

         Termination Upon Death

         If Mr. Davis dies during his employment, then his beneficiary will be entitled to: (1) the amount of Mr. Davis' accrued but unpaid base salary as of the date of his death, including the value of unused vacation days; (2) payment for any unreimbursed business expenses incurred by Mr. Davis prior to his death; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions.

         Termination by the Company Upon Disability

         If Mr. Davis suffers a "Disability," then the Company may terminate his employment upon not less than thirty (30) days prior written notice. The Employment Agreement defines a "Disability" as Mr. Davis' inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. During any period that Mr. Davis fails to perform his duties as a result of a Disability, he will continue to receive his base salary until his employment is terminated less any amounts payable to Mr. Davis under the Company's disability benefit plan(s).

         If the Company elects to terminate Mr. Davis' employment as a result of a Disability, he will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions.

         Termination by the Company for Cause

         Under the Employment Agreement, the Company will have "Cause" to terminate Mr. Davis' employment at any time if Mr. Davis:

          o is convicted or pleads no contest to any felony or other serious criminal offense;

          o breaches any material provision of the Employment Agreement (other than the provisions related to confidentiality, intellectual property, non-competition and non-solicitation) or habitually neglects to perform his duties (other than for reasons related to illness, injury, temporary disability or "Good Reason") and such breach or neglect is not corrected within ten
               (10) business days after receipt of written notice from the Board;

          o breaches any provision of the Employment Agreement related to confidentiality, intellectual property, non-competition and non-solicitation, and such breach is not corrected within five
               (5) business days after receipt of written notice from the Board;

          o intentionally acts in material violation of any applicable law relating to discrimination or harassment;

          o engages in any inappropriate relationship with an employee, customer or supplier of the Company, or misuses or abuses Company property and/or resources;

          o violates any material Company policy applicable to senior executives; or

          o acts, without Board direction or approval, in a manner that is materially injurious to the Company's financial condition.

         If the Company elects to terminate Mr. Davis' employment for Cause, he will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions. Additionally, the Non-Competition Provisions will continue for twenty-four (24) months following the termination of Mr. Davis' employment.

         Termination by the Company Without Cause or by Mr. Davis for Good
         Reason

         The Company may terminate Mr. Davis' employment for any reason upon fourteen (14) days prior written notice. Also, Mr. Davis may terminate his employment at any time for "Good Reason" if the Company: (a) breaches its obligations to pay any salary, benefit or bonus due under the Employment Agreement; (b) requires Mr. Davis to relocate more than 50 miles from the greater Columbus, Ohio, area; or (c) diminishes Mr. Davis' functional responsibilities in a substantial and negative manner, and the Company fails to remedy any such event within ten (10) business days after its receipt of written notice from Mr. Davis (which notice must be provided within thirty (30) days following the occurrence of the event).

         If the Company terminates Mr. Davis' employment for any reason other than death, Disability or Cause, or if Mr. Davis terminates his employment for Good Reason, then Mr. Davis will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions; (4) any prior year earned, but unpaid bonus; (5) continuation of his base salary for twenty-four
(24) months (payable in 24 equal monthly installments); (6) a pro-rated bonus for the then current fiscal year as approved by the Compensation Committee; and
(7) payment of premiums under the Company's group health and medical policies on behalf of Mr. Davis for up to twenty-four (24)
months for coverage substantially similar to that provided to Mr. Davis and his dependents on the date his employment is terminated. Additionally, the Non-Competition Provisions will continue for twenty-four (24) months following the termination of Mr. Davis' employment.

         Voluntary Termination by Mr. Davis

         Mr. Davis may resign from the Company upon not less than sixty (60) days prior written notice. If Mr. Davis voluntarily terminates his employment, then he will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions. Additionally, the Non-Competition Provisions will continue for twenty-four (24) months following the termination of Mr. Davis' employment.

         Termination Upon Expiration of Employment Agreement

         If either the Company or Mr. Davis provides the other party with notice of non-renewal at least sixty (60) days prior to the expiration of any term of the Employment Agreement, then Mr. Davis' employment will terminate at the end of such term.

         If Mr. Davis provides the notice of non-renewal, then he will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions. Additionally, the Non-Competition Provisions will continue for twenty-four (24) months following the termination of Mr. Davis' employment.

          In the event that the Company provides the notice of non-renewal, then Mr. Davis will be entitled to: (1) the amount of his accrued but unpaid base salary as of the date his employment is terminated, including the value of unused vacation days; (2) payment for any unreimbursed business expenses he incurred prior to the termination of his employment; and (3) any rights and benefits provided under the Company's plans and programs, determined in accordance with their applicable terms and provisions. In addition, Mr. Davis may elect to continue the Non-Competition Provisions in which event he will also be entitled to receive his base salary for each month during which he elects to continue the Non-Competition Provisions (up to a maximum of twenty-four (24) months).

         Benefit Plans/Offset

         If Mr. Davis' employment is terminated for any reason, then (1) his participation in all of the Company's compensation and benefit plans will cease upon the effective termination date and all unvested bonuses, equity awards and other like items will immediately lapse, except as otherwise provided in the applicable Company plans or the Employment Agreement and (2) all amounts owed by Mr. Davis to the Company will become immediately due and payable, and the Company will have the right to offset such amounts against any amounts the Company owes to Mr. Davis.

         Change in Control Agreement

         The Employment Agreement contemplates that the Company and Mr. Davis will enter into a Change in Control Agreement substantially in a form of the comparable agreement provided to the Company's next most senior executive officer. If an event or a series of related events entitle Mr. Davis to payments under both the Employment Agreement and the Change in Control Agreement, he will be entitled to the payments due under the Change in Control Agreement reduced by the amounts (if any) received under the Employment Agreement before the payments become due under the Change in Control Agreement, and no further payments will be due under the Employment Agreement.

         Waiver of Statutes of Limitations

         Any claim or lawsuit relating to the Employment Agreement or Mr. Davis' employment with the Company must be filed no more than six (6) months after the date of the action or conduct that is, or gives rise to, the subject of the claim or lawsuit.

         Compliance with Section 409A of the Internal Revenue Code

         Portions of the Employment Agreement are or may be subject to Section 409A of the Internal Revenue Code of 1986, as amended. The Employment Agreement provides that (1) it will be administered in a manner that will avoid penalties under Section 409A while adhering as closely as possible to the intent of the Employment Agreement and (2) within the period prescribed by the Internal Revenue Service for this purpose, the Company and Mr. Davis will work in good faith together to amend the Employment Agreement (without any further consideration from or to either party) to ensure that its terms comply with
Section 409A. In the event that the parties cannot, as a matter of tax law, make changes to the Employment Agreement that would avoid tax penalties under Section 409A, the Company will pay Mr. Davis an income tax "gross up" payment such that Mr. Davis will be made whole for any penalties he incurs due to accelerated taxation and penalties.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

         As noted under Item 1.01 above, Mr. Davis' Employment Agreement provides that he will receive a grant of 10,000 shares of the Company's common stock. These shares will not be registered under the Securities Act of 1933, as amended (the "Act"), at the time of grant in reliance on the exemption afforded by Section 4(2) of the Act. The number of shares subject to this grant was calculated using an assumed price of the Company's stock of $30.00 per share, and the Employment Agreement provides that the number of shares actually granted will be adjusted to reflect the actual price of the Company's common stock on the grant date (whether higher or lower than $30.00 per share).

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On May 2, 2006, the Company announced the appointment of Steven A. Davis as the Chief Executive Officer of the Company, effective May 1, 2006. The Board also elected Mr. Davis as a member of the Board, effective May 1, 2006, to fill the vacancy created by the resignation of Stewart K. Owens on August 9, 2005. Mr. Davis has been elected to the class of directors whose terms of office will expire at the Company's upcoming Annual Meeting of Stockholders scheduled for September 11, 2006 (the "2006 Annual Meeting"). The Board intends to nominate Mr. Davis for re-election to the Board at the 2006 Annual Meeting.

         Mr. Davis, age 47, has served in various capacities for Yum! Brands, Inc. (and its predecessors) since 1993. He has served as the President, Long John Silver's/A&W and Yum! Multibranding since 2002. Previously, Mr. Davis served in a variety of operations management and other executive positions in Yum! Brands' Pizza Hut division, including Senior Vice President of Concept Development. Prior to 1993, Mr. Davis was employed by Kraft General Foods for nine years. His last position with Kraft was as Director of Marketing for All American Gourmet. Mr. Davis was also elected to the Board of Diriectors of EMBARQ Corp., a local communications services provider, effective May 1, 2006.

         The information provided under Item 1.01 of this Current Report on Form 8-K regarding the Employment Agreement entered into between the Company and Mr. Davis is incorporated herein by reference.

         There are no family relationships between Mr. Davis and the Company's directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

         In connection with Mr. Davis' appointment as the Company's Chief Executive Officer, Larry C. Corbin resigned as the Company's Interim Chief Executive Officer and President effective May 1, 2006. Mr. Corbin will retain his position as a director of the Company as a member of the class of directors whose terms will expire at the 2006 Annual Meeting. The Board intends to nominate Mr. Corbin for re-election to the Board at the 2006 Annual Meeting.

         On May 2, 2006, the Company issued a news release announcing Mr. Davis' appointment as the Company's Chief Executive Officer and election as a director of the Company as well as the resignation of Mr. Corbin as the Company's Interim Chief Executive Officer and President. A copy of this news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

         On May 2, 2006, the Company issued a news release announcing Mr. Davis' appointment as the Company's Chief Executive Officer and election as a director of the Company as well as the resignation of Larry C. Corbin as the Company's Interim Chief Executive Officer and President. A copy of this news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired -- Not Applicable

         (b) Pro Form Financial Information -- Not applicable

         (c) Exhibits:

             99.1   Press Release issued by Bob Evans Farms, Inc. on May 2, 2006

             99.2 Employment Agreement, effective May 1, 2006, by and between Bob Evans Farms, Inc. and Steven A. Davis


   [Remainder of page intentionally left blank; signature on following page.]

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BOB EVANS FARMS, INC.


Dated:  May 2, 2006                 By:  /s/ Donald J. Radkoski
                                         --------------------------------------
                                         Donald J. Radkoski
                                         Chief Financial Officer, Treasurer
                                         and Secretary

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                                Dated May 2, 2006

Exhibit No.                              Description
-----------                              -----------
   99.1             Press Release issued by Bob Evans Farms, Inc. on May 2, 2006

   99.2             Employment Agreement, effective May 1, 2006, by and between
                    Bob Evans Farms, Inc. and Steven A. Davis